Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended February 28, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$17,187,967
Unrealized Gain (Loss) on Market Value of Futures	(2,976,672)
Interest Income	24,484
ETF Transaction Fees	2,100
Total Income (Loss)	$14,237,879

Expenses
Management Fees	$422,666
Professional Fees	80,509
Brokerage Commissions	32,407
Non-interested Directors' Fees and Expenses	4,109
Prepaid Insurance Expense	3,743
Total Expenses	$543,434
Net Income (Loss)	$13,694,445

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/15	$661,364,729
Additions (600,000 Shares)	28,025,599
Net Income (Loss)	13,694,445

Net Asset Value End of Month	$703,084,773
Net Asset Value Per Share (15,000,000 Shares)	$46.87

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2015 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended February 28, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(143,826)
Unrealized Gain (Loss) on Market Value of Futures	279,363
Interest Income	90
Total Income (Loss)	$135,627

Expenses
Professional Fees	$3,445
Management Fees	874
Brokerage Commissions	78
Prepaid Insurance Expense	17
Non-interested Directors' Fees and Expenses	10
Total Expenses	4,424
Expense Waiver	(3,345)
Net Expenses	$1,079
Net Income (Loss)	$134,548

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/15	$1,687,355
Net Income (Loss)	134,548

Net Asset Value End of Month	$1,821,903
Net Asset Value Per Share (100,000 Shares)	$18.22

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2015 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended February 28, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(7,364)
Unrealized Gain (Loss) on Market Value of Futures	10,290
Unrealized Gain (Loss) on Foreign Currency Translations	(3)
Interest Income	102
Total Income (Loss)	$3,025

Expenses
Professional Fees	$3,079
Management Fees	1,086
Brokerage Commissions	30
Prepaid Insurance Expense	18
Non-interested Directors' Fees and Expenses	13
Total Expenses	4,226
Expense Waiver	(2,844)
Net Expenses	$1,382
Net Income (Loss)	$1,643

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/15	$2,162,660
Net Income (Loss)	1,643

Net Asset Value End of Month	$2,164,303
Net Asset Value Per Share (100,000 Shares)	$21.64

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2015 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended February 28, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(14,926)
Realized Trading Gain (Loss) on Short-Term Investments	85
Unrealized Gain (Loss) on Market Value of Futures	24,321
Interest Income	24
ETF Transaction Fees	350
Total Income (Loss)	$9,854

Expenses
Professional Fees	$3,014
Management Fees	578
Brokerage Commissions	114
Prepaid Insurance Expense	18
Non-interested Directors' Fees and Expenses	7
Total Expenses	3,731
Expense Waiver	(2,986)
Net Expenses	$745
Net Income (Loss)	$9,109

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/15	$1,971,293
Withdrawals (50,000 Shares)	(997,669)
Net Income (Loss)	9,109

Net Asset Value End of Month	$982,733
Net Asset Value Per Share (50,000 Shares)	$19.65

To the Shareholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2015 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended February 28, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$17,021,851
Realized Trading Gain (Loss) on Short-Term Investments	85
Unrealized Gain (Loss) on Market Value of Futures	(2,662,698)
Unrealized Gain (Loss) on Foreign Currency Translations	(3)
Interest Income	24,700
ETF Transaction Fees	2,450
Total Income (Loss)	$14,386,385

Expenses
Management Fees	$425,204
Professional Fees	90,047
Brokerage Commissions	32,629
Non-interested Directors' Fees and Expenses	4,139
Prepaid Insurance Expense	3,796
Total Expenses	555,815
Expense Waiver	(9,175)
Net Expenses	$546,640
Net Income (Loss)	$13,839,745

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/15	$667,186,037
Additions (600,000 Shares)	28,025,599
Withdrawals (50,000 Shares)	(997,669)
Net Income (Loss)	13,839,745

Net Asset Value End of Month	$708,053,712

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2015 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612